SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2009

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Grier C. Raclin

Effective December 15, 2009, Charter Communications, Inc. (the "Company"), the indirect parent company of CCO Holdings, LLC and CCO Holdings Capital Corp., entered into an agreement with Grier C. Raclin, Executive Vice President and Chief Administrative Officer of the Company, governing the terms and conditions of the termination of his employment with the Company, as of December 15, 2009 (the "Separation Agreement"). Under the terms of the Separation Agreement, Mr. Raclin will receive the amount of two times (a) his base salary, calculated at an annual rate of $486,757.89 and (b) his annual target bonus of $365,068.42 until December 15, 2011, (the "Separation Term"), which will be paid over the remainder of the Separation Term in equal bi-weekly installments on Company's regular pay days for executives, subject to a delay in the first payment to June 16, 2010; provided that, the total of such payments shall not exceed, in the aggregate, the gross amount of $1,703,652.62.  Mr. Raclin will receive a lump sum bonus payment of $182,534.00 for the first half of 2009, under the Company's 2009 Executive Bonus Plan.  He will also receive a lump sum payment equal to twenty-four times the monthly cost, at the time of termination, for paid coverage for health, dental and vision benefits under COBRA, outplacement services through July 31, 2010 and all remaining hours of accrued and unused vacation.  Any performance cash and restricted cash awards previously granted to Mr. Raclin under the Company's Long-Term Incentive Plan will continue to vest during the remainder of the Separation Term but awards vesting after the Separation Term will terminate.  Mr. Raclin has agreed to abide by the non-disparagement provision in the Separation Agreement and released the Company from any claims arising out of or based upon any facts occurring prior to the date of the Separation Agreement. Mr. Raclin has also agreed that he will continue to be bound by the non-competition (through December 15, 2010), non-interference and non-disclosure provisions contained in his August 1, 2007 Employment Agreement, as amended.

The full text of Mr. Raclin's Separation Agreement is filed herewith as Exhibit 99.1.

2009 Stock Incentive Plan

In accordance with the Company's Joint Plan of Reorganization (the "Joint Plan") which was consummated upon the Company's emergence from bankruptcy on November 30, 2009, the Company's Board of Directors (the "Board") was deemed to have adopted the Charter Communications, Inc. 2009 Stock Incentive Plan, or the 2009 Stock Plan.  The 2009 Stock Plan provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, dividend equivalent rights, performance units and performance shares, share awards, phantom stock, restricted stock units and restricted stock.  Directors, officers and other employees of the Company and its subsidiaries, as well as others performing consulting services for the Company, will be eligible for grants under the 2009 Stock Plan.  The purpose of the 2009 Stock Plan is to provide incentives that will attract, retain and motivate highly competent officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in the Company’s long-term success or compensation based on their performance in fulfilling their personal responsibilities.  The following is a summary of the material terms of the 2009 Stock Plan, but does not include all of the provisions of the 2009 Stock Plan.

On December 16, 2009, the Board authorized an additional 3,848,393 shares of common stock for inclusion in the plan, for a total of 7,696,786 shares available for distribution.  In addition, the Board authorized that the 2009 Stock Plan be amended and restated to show the increase.  For further information about the 2009 Stock Plan as amended and restated, a complete copy of the Amended and Restated 2009 Stock Plan is incorporated by reference to this Form 8-K and filed as Exhibit 10.1 hereto.

Administration

The 2009 Stock Plan is administered by a committee designated by the Board. Among the committee’s powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the 2009 Stock Plan or any award agreement, amend the terms of outstanding awards and adopt such rules, forms, instruments and guidelines for administering the 2009 Stock Plan as it deems necessary or proper.  All actions, interpretations and determinations by the committee or by the Board are final and binding.

Available Shares

The aggregate number of shares of common stock which may be issued or used for reference purposes under the 2009 Stock Plan or with respect to which awards may be granted may not exceed 7,696,786 shares, which may be either authorized and unissued shares of the Company’s common stock or shares of common stock held in or acquired for the Company’s treasury. In general, if awards under the 2009 Stock Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the 2009 Stock Plan.

The aggregate number of shares subject to options and/or stock appreciation rights granted under the 2009 Stock Plan during any calendar year to any one participant may not exceed 1,000,000 shares, the maximum number of shares that may be granted under the 2009 Stock Plan during any calendar year to any one participant as performance shares or performance units (in either case, denominated in shares) shall not exceed 1,000,000 shares, and the aggregate number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2009 Stock Plan may not exceed 7,696,786 shares.  The maximum cash amount payable pursuant to an award denominated in cash and granted in any calendar year to any participant under the 2009 Stock Plan that is intended to satisfy the requirements for “performance-based compensation” under Internal Revenue Code (“Code”) Section 162(m) shall not exceed $6,000,000.

Eligibility for Participation

Members of the Board, as well as employees of, and consultants to, the Company or any of its subsidiaries and affiliates are eligible to receive awards under the 2009 Stock Plan.  The selection of participants is within the sole discretion of the committee.

Award Agreement

Awards granted under the 2009 Stock Plan shall be evidenced by award agreements (which need not be identical) that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of, exercisability, or vesting of awards in the event of a change in control (as defined in the 2009 Stock Plan) or conditions regarding the participant's employment, as determined by the committee in its sole discretion.

Awards Under the 2009 Stock Plan

The following types of awards are available under the 2009 Stock Plan:

Stock Options

The committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of common stock.  The committee will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option.  No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value).  Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at grant and the exercisability of such options may be accelerated by the committee in its sole discretion.

Stock Appreciation Rights

The committee may grant stock appreciation rights (which are referred to herein as “SARs”) either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (which is referred to herein as a “Related SAR”), or independent of a stock option (which is referred to herein as a “Unrelated SAR”).  A SAR is a right to receive a payment in shares of common stock or cash (as determined by the committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR.  The term of each SAR may not exceed ten years.  The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Related SAR and will be the fair market value of common stock on the date of grant in the case of an Unrelated SAR.

Restricted Stock and Restricted Stock Units

The committee may award shares of restricted stock and restricted stock units.  Except as otherwise provided by the committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement.  Each restricted stock unit represents a notional unit interest equal in value to a share of Company common stock to be paid at such times and subject to such conditions as may be specified in the award agreement.  The committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

If the grant of restricted stock or restricted stock units or the lapse of the relevant restrictions is based on the attainment of performance goals, the committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain.  Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances.

Dividend Equivalent Rights

The committee may award dividend equivalent rights.  The terms applicable to dividend equivalent rights will be determined by the committee at the time of grant. Dividend equivalent rights may be settled in cash or shares or a combination thereof, in a single installment or multiple installments as the committee determines in its discretion.

Performance Awards

The committee may grant a performance award to a participant payable upon the attainment of specific performance goals.  The committee may grant performance awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as performance awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.  If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock (based on the then current fair market value of such shares), as determined by the committee, in its sole discretion.  Based on service, performance and/or such other factors or criteria, if any, as the committee may determine, the committee may, at or after grant, accelerate the vesting of all or any part of any performance award.

Performance Goals

The committee may grant awards of restricted stock or performance awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.  These awards may be granted, vest and be paid based on attainment of specified performance goals established by the committee.  These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the committee: (i) revenue, (ii) net income, (iii) operating income, (iv) earnings, (v) net earnings, (vi) share price, (vii) cash flow, (viii) EBITDA, (ix) total shareholder return, (x) total shareholder return relative to peers, (xi) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xii) cost reduction targets, (xiii) customer satisfaction, (xiv) customer growth, (xv) employee satisfaction, (xvi) pre-tax profits, (xvii) net earnings, or (xiii) any combination of the foregoing.  Performance objectives (and underlying business criteria, as applicable) may be in respect of: (a) the performance of the Company, (b) the performance of any of its subsidiaries, (c) the performance of any of its divisions, (d) a per share basis, (e) a per subscriber basis, or (f) any combination of the foregoing.

To the extent permitted by law, the committee may also include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, and foreign exchange impacts.

Change in Control

Except as otherwise provided in the applicable award agreement, in connection with a participant’s termination of employment by the Company without cause or by the participant for good reason within the thirteen month period following a change in control, all awards will vest.  In addition, such awards will be, in the discretion of the committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased for an amount equal to the excess of the price of a share of common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of a share of common stock paid in a change in control is less than the exercise price of the award.  The committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Stockholder Rights

Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock or other restricted award a participant has no rights as a stockholder with respect to shares of common stock covered by any award until the participant becomes the record holder of such shares.

Amendment and Termination

Notwithstanding any other provision of the 2009 Stock Plan, the Board may at any time amend any or all of the provisions of the 2009 Stock Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2009 Stock Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.

Transferability

Awards granted under the 2009 Stock Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Awards

On December 16, 2009, the Company's Compensation and Benefits Committee awarded shares of restricted stock, which are to vest, one-third of the award on each of the first three anniversaries of the effective date of the Joint Plan, November 30, 2009, (provided that the grantee is an employee of the Company or a subsidiary on the Vesting Date) to certain employees including the following named executive officers:  Neil Smit – 343,675 shares; Mike Lovett – 152,744 shares; Eloise Schmitz – 84,009 shares; and Marwan Fawaz – 76,372 shares.

Value Creation Plan

The Company's Value Creation Plan (the "VCP") which was approved as part of the Joint Plan, provides that the target bonuses of the Cash Incentive Program (the "CIP") portion of the VCP be paid out to participants over a three-year period upon attainment of certain reasonably achievable performance goals.  On December 15, 2009, the Board changed the target bonuses for the CIP for certain named executive officers.  The new target bonuses for those named executive officers under the CIP are as follows: Mr. Lovett - $3,000,000, an increase of $269,000; Ms. Schmitz - $2,250,000, an increase of $259,000; and Mr. Fawaz - $1,950,000, an increase of $160,000.  Mr. Raclin's CIP target bonus was reduced to $0.  Mr. Smit's target bonus did not change from what had been previously reported.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 5.02:

Exhibit Number	Description

10.1
Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 21, 2009 (File No. 000-27927)).

99.1
Separation Agreement and Release for Grier C. Raclin (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 21, 2009 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

       CCO HOLDINGS, LLC
       Registrant
       By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: December 21, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

          CCO HOLDINGS CAPITAL CORP.
              Registrant

Dated: December 21, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 21, 2009 (File No. 000-27927)).

99.1
Separation Agreement and Release for Grier C. Raclin (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 21, 2009 (File No. 000-27927)).